UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 19, 2011

ALARION FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-51843	20-3851373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Northeast First Avenue, Ocala, Florida 34470

(address of principal executive offices)

Registrant’s telephone number: (352) 237-4500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective on October 19, 2011, Spencer Barrett resigned from the Boards of Directors of both Alarion Financial Services, Inc. (“AFSI”) and its wholly-owned subsidiary, Alarion Bank (the “Bank”). Mr. Barrett cited business responsibilities as the reason for his resignation and did not cite any disagreement with either AFSI or the Bank.

Effective on October 19, 2011, Michael P. Hill resigned from the Boards of Directors of both AFSI and the Bank. Mr. Hill cited personal reasons as the reason for his resignation and did not cite any disagreement with either AFSI or the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALARION FINANCIAL SERVICES, INC.
(Registrant)
Date: October 21, 2011

/s/ Matthew Ivers
Matthew Ivers
Chief Financial Officer